FINANCIAL COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
FINANCIAL COMMITMENTS AND CONTINGENCIES	FINANCIAL COMMITMENTS AND CONTINGENCIES
Commitments
As at June 30, 2023, subsidiaries of the Company had investment commitment agreements with third parties to the maximum of approximately $6.2 billion exclusive of taxes and other operating expenses (December 31, 2022 – $5.4 billion). As at June 30, 2023, the total unfunded commitment amounts were $3.0 billion.
The Company's subsidiary had aggregate commitments at June 30, 2023 to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $1.5 billion of which $0.8 billion is expected to be funded in 2023, with the remainder funded in 2024 and beyond.
In addition, the Company's subsidiary had revolving commitments of $113 million expected to be funded during 2023 and 2024, and outstanding letters of credit in the amount of $379 million as of June 30, 2023.
Federal Home Loan Bank (FHLB) Agreements
The Company has access to the FHLB’s financial services including advances that provide an attractive funding source for short-term borrowing and for access to other funding agreements. As of June 30, 2023, certain municipal bonds and collateralized mortgage obligations with a fair value of approximately $10 million and commercial mortgage loans of approximately $1.1 billion were on deposit with the FHLB as collateral for borrowing. As of June 30, 2023, the collateral provided borrowing capacity of approximately $745 million. The deposited securities and commercial mortgage loans are included in the Company’s statements of financial position within available-for-sale fixed maturity securities and mortgage loans on real estate, net of allowance, respectively.
Litigation
American National and certain subsidiaries are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the Company's statements of financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.
Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our condensed consolidated financial position, liquidity, or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote. Accruals for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, an accrual is recorded based on the lowest amount of the range